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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000
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
Servicer Certificate                                                                                         (Page 1 of 3)
Distribution Date:                                                                                           01/20/98

Investor Certificateholder Floating Allocation Percentage                                                    96.54%
Investor Certificateholder Fixed Allocation Percentage                                                       97.37%
Aggregate Amount of  Collections                                                                             24,082,934.79
Aggregate Amount of  Interest Collections                                                                    6,655,892.05
Aggregate Amount of  Principal Collections                                                                   17,427,042.74
Class A Interest Collections                                                                                 6,425,571.56
Class A Principal Collections                                                                                16,277,387.01
Seller Interest Collections                                                                                  230,320.49
Seller Principal Collections                                                                                 1,149,655.73
Weighted Average Loan Rate                                                                                   13.60%
Net Loan Rate                                                                                                12.60%
Weighted Average Maximum Loan Rate
18.55%
Class A-1 Certificate Rate                                                                                   6.1688%
Maximum Investor Certificate Rate                                                                            12.6000%
Class A-1 Certificate Interest Distributed                                                                   2,850,529.86
Class A-1 Investor Certificate Interest Shortfall before Draw                                                0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                                                     0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                                                              0.00
Unpaid Class A-1 Carryover Interest Amount                                                                             0.00
Maximum Principal Dist. Amount (MPDA)                                                                        16,967,857.59
Alternative Principal Dist. Amount (APDA)                                                                    16,277,387.01
Rapid Amortization Period? (Y=1, N=0)                                                                                  0.00
Scheduled Principal  Distribution Amount (SPDA)                                                              16,277,387.01
Principal  allocable to Class A-1                                                                            16,277,387.01
SPDA deposited to Funding Account                                                                            0.00
Subsequent Funding Mortgage Loans Purchased in Period                                                            0.00
Cumulative Subsequent Funding Mortgage Loans Purchased                                                       100,781,997.58
Accelerated Principal Distribution Amount                                                                                 0.00
APDA allocable to Class A-1                                                                                  0.00
Reimbursement to Credit Enhancer                                                                             0.00
Spread Trigger hit?                                                                                          No
Reduction in Certificate Principal Balance due to Current Class A-1 Liquidation Loss Amount   690,071.04
Cumulative Investor Liquidation Loss Amount                                                                  690,071.04
Total Principal allocable to A-1                                                                             16,967,458.05
Beginning Class A-1 Certificate Principal Balance                                                            573,631,414.28
Ending Class A-1 Certificate Principal Balance                                                               556,663,956.23
Pool Factor (PF)                                                                                             0.6794567
Retransfer Deposit Amount (non 2.07 transfers)                                                               0.00
Servicing Fees Distributed                                                                                   481,527.37
Beg. Accrued and Unpaid Inv. Servicing Fees                                                                            0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                                                                           0.00

Servicer Certificate                                                                                         (Page 2 of  3)
Distribution Date:                                                                                           01/20/98

End. Accrued and Unpaid Inv. Servicing Fees                                                                            0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                                                        0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07                                      0
Mortgage Loans Retransferred pursuant to 2.07 ($)                                                                      0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)                                                 0.00
Aggregate Investor Liquidation Loss Amount                                                                   690,071.04
Investor Loss Reduction Amount                                                                               0.00
Beginning Pool Balance                                                                                       598,545,084.37
Ending Pool Balance                                                                                          581,551,317.88
Beginning Invested Amount                                                                                    577,832,841.28
Ending Invested Amount                                                                                       560,865,383.23
Beginning Seller Principal Balance                                                                           20,712,243.09
Ending Seller Principal Balance                                                                              20,685,934.65
Additional Balances                                                                                          1,149,655.73
Beginning Funding Account Balance                                                                            0.00
Ending Funding Account Balance                                                                               0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Cert
0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or release to Certs.)             0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period                                           $0.00
Principal Collections to purchase Additional Balances and/or paid to Cert.                                 $0.00
Excess Funding Amount                                                                                        $0.00
Beginning Spread Account Balance                                                                   2,100,714.00
Ending Spread Account Balance                                                                                2,100,714.00
Beginning Seller Interest                                                                                    3.46%
Ending Seller's Interest                                                                                     3.56%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                                                                           1,313
   60 - 89 days (Del Stat 2)                                                                                 47,119,498.44
     No. of Accounts                                                                                         286
     Trust Balance                                                                                           10,090,807.43
   90+ (Del Stat 3+)
     No. of Accounts                                                                                         658
     Trust Balance                                                                                           22,378,964.74
   270+ (Del Stat 9+)
     No. of Accounts                                                                                         214
     Trust Balance                                                                                           7,642,530.80
   REO
     No. of Accounts                                                                                         41
     Trust Balance                                                                                           1,802,276.66
Rapid Amortization Event ?                                                                                   No
   Failure to make payment within 5 Business Days of Required Date ?                                         No
   Failure to perform covenant relating to Trust's Security Interest ?                                       No
   Failure to perform other covenants as described in the Agreement ?                                        No
   Breach of Representation or Warranty ?                                                                    No
   Bankruptcy, Insolvency or Receivership relating to Seller ?                                               No
   Subject to Investment Company Act of 1940 Regulation ?                                                    No
   Servicing Termination ?                                                                                   No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance and Pre-FunNo
Event of Default ?                                                                          No

Servicer Certificate                                                                                         (Page 3 of  3)
Distribution Date:                                                                                           01/20/98

   Failure by Servicer to make payment within 5 Bus. Days of Required Date ?                                 No
   Failure by Servicer to perform covenant relating to Trust's Security Interest ?                           No
   Failure by Servicer to perform other covenants as described in the Agreement?                             No
   Bankruptcy, Insolvency or Receivership relating to Master Servicer ?                                      No
   Trigger Event ?                                                                                           No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)                                           N/A
Premium Distributed to Credit Enhancer                                                                       0.00
Amount Distributed to Seller                                                                                 1,379,976.22
Master Servicer Credit Facility Amount                                                                       0.00
Guaranteed Principal Distribution Amount                                                                     0.00
Credit Enhancement Draw Amount                                                                               0.00
Spread Account Draw Amount                                                                                   0.00
Capitalized Interest Account Draw                                                                            0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                                                                 0.00
Amount paid to Trustee                                                                                       0.00
Cumulative Draw under Policy                                                                                 0.00
Net Yield                                                                                                    4.99%
Total  Available Funds
     Aggregate Amount of Collections                                                                         24,082,934.79
     Deposit for principal not used to purchase subsequent loans                                                   0.00
     Interest Earnings on the Pre-Funding Account                                                                     0.00
     Deposit from Capitalized Interest Account                                                                        0.00
     Total                                                                                                            24,082,934.79
Application of Available Funds
     Servicing Fee                                                                                                    481,527.37
     Principal and Interest to Class A-1                                                                              19,817,987.91
     Seller's portion of Principal and Interest                                                                       1,379,976.22
     Funds deposited into Funding Account (Net)                                                                       0.00
     Funds deposited into Spread  Account                                                                             0.00
     Excess funds released to Seller                                                                                  2,403,443.29
     Total                                                                                                            24,082,934.79

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.


A Servicing Officer
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Statement to Certificateholders                                                                                       (Page 1 of 2)
Distribution Date:                                                                                                    01/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage                                                              96.5396%
Class A Certificateholder Fixed Allocation Percentage                                                                 97.3651%
Beginning Class A-1 Certificate Balance                                                                               573,631,414.28
Class A-1 Certificate Rate                                                                                            6.168750%
Class A-1 Certificate Interest Distributed                                                                            3.479319
Class A-1 Certificate Interest Shortfall Distributed                                                                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall                                                             0.000000
Rapid Amortization Event ?                                                                                            No
Class A-1 Certificate Principal Distributed                                                                           20.710257
   Maximum Principal Distribution Amount                                                                              20.710745
   Scheduled Principal  Distribution Amount (SPDA)                                                                    19.867965
   Accelerated Principal Distribution Amount                                                                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed                                                             0.842292
Total Amount Distributed to Certificateholders                                                                        23.347285
Principal Collections deposited into Funding Account                                                                  0.00
Ending Funding Account Balance                                                                                        0.00
Ending Class A-1 Certificate Balance                                                                                  556,663,956.23
Class A-1 Factor                                                                                                      0.6794567
Pool Factor (PF)                                                                                                      0.6794567
Unreimbursed Liquidation Loss Amount                                                                                     $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                                                      $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount                                      $0
Class A Servicing Fee                                                                                                 481,527.37
Beginning Invested Amount                                                                                             577,832,841.28
Ending Invested Amount                                                                                                560,865,383.23
Beginning Pool Balance                                                                                                598,545,084.37
Ending Pool Balance                                                                                                   581,551,317.88
Spread Account Draw Amount                                                                                            0.00
Credit Enhancement Draw Amount                                                                                        0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                                                                  1,313
     Trust Balance                                                                                                    47,119,498.44
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                                                                  286
     Trust Balance                                                                                                    10,090,807.43
   90+ (Del Stat 3+)
     No. of Accounts                                                                                                  658
     Trust Balance                                                                                                    22,378,964.74
   REO
     No. of Accounts                                                                                                  41
     Trust Balance                                                                                                    1,802,276.66
Aggregate Liquidation Loss Amount for Liquidated Loans                                                                232,732.06
Class A-1 Certificate Rate for Next Distribution Date                                                                 To be updated
Amount of any Draws on the Policy                                                                                     0.00
Subsequent Mortgage Loans
     No. of Accounts                                                                                                  0.00
     Trust Balance                                                                                                    0.00
     Cumulative No. of Accounts                                                                                       3,249
     Cumulative Trust Balance                                                                                         100,781,997.58
Statement to Certificateholders                                                                                       (Page 2 of 2)
Distribution Date:                                                                                                    01/20/98

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07               0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07    0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                     0.00



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